UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 31, 2008

MAGELLAN HEALTH SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-6639	58-1076937
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

55 NOD ROAD
AVON, CONNECTICUT		06001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 507-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 31, 2008, Magellan Health Services, Inc. (the “Company”) reported operating results for the second quarter ended June 30, 2008.  The Company also updated its guidance for 2008, and disclosed that the Company’s board of directors authorized a repurchase of $200 million of the Company’s outstanding common stock.

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated July 31, 2008.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)          Financial Statements of business acquired:              Not applicable.

(b)         Pro forma financial information:                  Not applicable.

(d)           Exhibits:

Exhibit Number	Description
99.1	Registrant’s press release dated July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN HEALTH SERVICES, INC.

Date: July 31, 2008	By:	/s/ Mark S. Demilio
Name: Mark S. Demilio
Title: Executive Vice President and
Chief Financial Officer